                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report:                             AUGUST 18, 2004
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Date of earliest event reported:            AUGUST 16, 2004
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 000-31230                06-1215192
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                             77002
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code             (713) 570-3200
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description
                 99.1              Press Release of August 16, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 16, 2004, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the quarter ended June 30, 2004. Filed herewith is such press release.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PIONEER COMPANIES, INC.


                                          By:  /s/ Kent R. Stephenson
                                               ------------------------------
                                                   Kent R. Stephenson
                                                   Vice President, Secretary and
                                                   General Counsel



Dated:  August 18, 2004
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                                  EXHIBIT INDEX

       Exhibit number          Description
            99.1               Press Release of August 16, 2004